UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 11, 2018, the Prologis, Inc. 2018 Outperformance Plan (“POP”) was executed, replacing the Prologis, Inc. 2016 Outperformance Plan (the “2016 Plan”).  POP amends and restates the 2016 Plan to (1) constrain the maximum size of the overall performance pool to a fixed amount, (2) reduce the size of the initial payout of awards at the end of the performance period, (3) require additional long-term vesting for the bulk of the awards and (4) simplify the overall plan structure.

These changes, among other things, replace the variable maximum cap on the performance pool as set forth in the 2016 Plan with an absolute maximum cap ($100 million for the 2018-2019 performance period).  POP also reduces the initial award amounts to be paid at the end of the three-year performance vesting period from up to $75 million of the aggregate award pool (as was the case in the 2016 Plan), to 20% of the aggregate earned awards (the “Initial Payout Amount”).  Additionally, the plan changes impose additional seven-year cliff vesting on 80% of the aggregate earned awards. These changes replaced the requirements for “Excess Amounts” as defined in the 2016 Plan.

Generally, under POP, in the event that our annualized total stockholder return (“TSR”) during the performance period exceeds the annualized TSR of the Morgan Stanley Capital Index US REIT Index (“RMS”) by more than 100 basis points during the performance period, then a performance pool will be formed under POP equal to 3% of such excess return to stockholders.  This performance hurdle did not change from the 2016 Plan.

Generally, participants will not be able to sell or transfer any equity they receive as Initial Payout Amounts until three years after the end of the three-year performance period.  If the performance criteria is not met, any POP participation points and POP LTIP Units of Prologis, L.P. for the applicable performance period will be forfeited.  As with the 2016 Plan, POP also has certain positive TSR requirements, which must be met before participants can be paid awards under POP.

POP has been included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

10.1	Prologis, Inc. 2018 Outperformance Plan

Exhibit Index

Exhibit No.	Description
10.1	Prologis, Inc. 2018 Outperformance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2018

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: January 18, 2018

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel